UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2004

AMERICAN BUSINESS FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-22474	87-0418807

(Commission File Number)	(I.R.S. Employer Identification No.)

100 Penn Square East, Philadelphia, PA 19107

(Address of Principal Executive Offices) (Zip Code)

215-940-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All references to the “Company” in this Current Report on Form 8-K (“Current Report”) refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

     Some of the information in this Current Report may contain forward-looking statements. You can identify these statements by words or phrases such as “will likely result, ” “may, ” “are expected to, ” “will continue to,” “is anticipated,” “estimate,” “believes,” “projected,” “intends to” or other similar words. These forward-looking statements regarding the Company’s business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described in the Company’s reports filed pursuant to the Securities Exchange Act of 1934, as amended, including “Business – Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended June 30, 2004, which could cause the Company’s actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep these risk factors in mind as well as the other cautionary statements in this Current Report. You should not place undue reliance on any forward-looking statement.

Item 1.01   Entry into a Material Definitive Agreement.

     On October 22, 2004, Fortress Credit Corp. (the “Lender”) extended the expiration date of its commitment letter dated as of September 16, 2004 related to the new $100.0 million mortgage warehouse facility from October 20, 2004 to November 5, 2004. The Company and the Lender also agreed to revise the provision of the commitment letter related to the increase in the amount of the facility to provide that the Lender may increase the amount of the facility from $100.0 million to $175.0 million in its sole discretion during the period commencing on the 121st day and ending on the 300th day after the closing date. While the Company anticipates that it will close on the facility with the Lender, there can be no assurance that these negotiations will result in definitive agreements or that these agreements, as negotiated, will be on terms and conditions acceptable to it.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2004

AMERICAN BUSINESS FINANCIAL SERVICES, INC.

By:	/s/ Stephen M. Giroux

Name:	Stephen M. Giroux
Title:	Executive Vice President, General Counsel
and Secretary